Execution Version
SECOND AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT dated as of December 4, 2020 (this “Second Amendment”) to the Seventh Amended and Restated Credit Agreement referred to below among Sinclair Television Group, Inc., a Maryland corporation (the “Borrower”), Sinclair Broadcast Group, Inc., a Maryland corporation (“Parent”), the Guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (collectively, the “Agents”), Chase Lincoln First Commercial Corporation, as Swingline Lender and each of the Issuing Banks and Lenders from time to time party thereto.
RECITALS
WHEREAS, Parent, the Borrower, the Guarantors from time to time parties thereto, Chase Lincoln First Commercial Corporation, as Swingline Lender, each of the Issuing Banks and Lenders from time to time party thereto and the Agents, have entered into that certain Seventh Amended and Restated Credit Agreement dated as of August 23, 2019 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, the Borrower has requested that the Revolving Lenders extend the maturity date applicable to the Revolving Credit Facility and otherwise consent to the applicable amendments and other modifications set forth in this Second Amendment; and
WHEREAS, each of the Revolving Lenders, the Issuing Banks and the Swingline Lender party hereto are willing, on the terms and subject to the conditions set forth below, to consent to the amendments to the Existing Credit Agreement set forth herein.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Article I
DEFINITIONS
Section 1.1    Certain Definitions. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
Article II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
Section 2.1    Amendments to Existing Credit Agreement. The Borrower, each of the Lenders party hereto, the Issuing Banks and the Swingline Lender, the Agents and other parties party hereto agree that, effective upon the first date on which the conditions sets forth in Article III of this Second Amendment are satisfied or waived (such date, the “Second Amendment Effective Date”):
(a)    New Definitions. Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Second Amendment” means the Second Amendment to the Seventh Amended and Restated Credit Agreement, dated as of December 4, 2020, among the Borrower, Parent, the other Guarantors party thereto, the Revolving Lenders, the Issuing Banks, the Swingline Lender, the Administrative Agent and the Collateral Agent.
(b)    Amended Definition. Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the following definition in its entirety and replacing such definition as set forth below:
“Revolving Maturity Date” means December 4, 2025 (or, with respect to any Revolving Lender that has extended its Revolving Commitment pursuant to a Permitted Amendment, the extended maturity date, set forth in any such Loan Modification Agreement).
(c)    Alternate Rate of Interest. Section 2.14(a) of the Existing Credit Agreement is hereby amended by deleting “If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:” and replacing such language with “Other than (as applicable) with respect to the Revolving Credit Facility, which shall upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election (each as defined in Schedule 2.14) be subject to the provisions (including LIBOR replacement provisions and relevant definitions) set forth on Schedule 2.14, if prior to the commencement of any Interest Period for a Eurocurrency Borrowing:”
(d)    A new Schedule 2.14 is hereby added to the Existing Credit Agreement as set forth in Exhibit A hereto.
Article III
CONDITIONS TO EFFECTIVENESS

The effectiveness of this Second Amendment is subject to the satisfaction (or waiver) of the following conditions:
Section 3.1    This Second Amendment shall have been duly executed by Parent, the Borrower, each Guarantor, the Administrative Agent, the Collateral Agent, each Revolving Lender, the Swingline Lender and each Issuing Bank and delivered to the Administrative Agent.
Section 3.2    No Default or Event of Default shall exist or would result on the Second Amendment Effective Date from the entry into this Second Amendment by the parties hereto on the Second Amendment Effective Date.
Section 3.3    The representations and warranties of each Loan Party set forth in Article V of the Existing Credit Agreement, Article IV of this Second Amendment and in each other Loan Document shall be true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Second Amendment Effective Date or on such earlier date, as the case may be.
Section 3.4    The Administrative Agent shall have received a certificate of each Loan Party, dated the Second Amendment Effective Date, substantially in the form of Exhibit G to the Existing Credit Agreement with appropriate insertions, executed by any Responsible Officer of such Loan Party,
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and including or attaching the relevant documents referred to therein or, if applicable, certifying that no changes have been made since the date of the last delivery of a certificate of a Responsible Officer.
Section 3.5    The Administrative Agent shall have received all fees and other amounts previously agreed in writing by the Borrower and the arrangers of this Second Amendment and the transactions contemplated hereby to be due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced at least three Business Days prior to the Second Amendment Effective Date (except as otherwise reasonably agreed by the Borrower), reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document.
Section 3.6    The Administrative Agent shall have received all documentation at least three Business Days prior to the Second Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the Second Amendment Effective Date and that the Administrative Agent has reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation Title III of the USA Patriot Act. If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered to the Administrative Agent, at least 3 Business Days prior to the Second Amendment Effective Date, a Beneficial Ownership Certification to the extent requested by the Administrative Agent at least 10 Business Days prior to the Second Amendment Effective Date.
Article IV
REPRESENTATIONS AND WARRANTIES
Section 4.1    Representations and Warranties.
(a)    Each of Parent, the Borrower and each of the Subsidiary Guarantors party hereto represent and warrant to the Lenders and the Administrative Agent that as of the Second Amendment Effective Date (a) the execution, delivery and performance of this Second Amendment is within such Loan Party’s corporate or other powers and has been duly authorized by all necessary corporate or other organizational action of such Loan Party, (b) this Second Amendment has been duly executed and delivered by each Loan Party that is a party thereto and (c) this Second Amendment constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties of each Loan Party set forth in Article V of the Existing Credit Agreement, Article IV of this Second Amendment and in each other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct in all respects on the Second Amendment Effective Date or on such earlier date, as the case may be.
(c)    No Default or Event of Default exists or will result from the entry into this Second Amendment by the parties hereto on the Second Amendment Effective Date.
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Article V
EFFECTS ON LOAN DOCUMENTS
Section 5.1    Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(a)    The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.
(b)    The Borrower and the other parties hereto acknowledge and agree that, on and after the Second Amendment Effective Date, this Second Amendment and each of the other Loan Documents to be executed and delivered by a Loan Party in connection herewith shall constitute a Loan Document for all purposes of the Existing Credit Agreement.
(c)    On and after the Second Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended by this Second Amendment, and shall be read together and construed as a single instrument.
(d)    Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(e)    Section headings used herein are for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.
Article VI
MISCELLANEOUS
Section 6.1    APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.2    Execution in Counterparts; Severability. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument. Delivery by facsimile transmission or other electronic transmission of an executed counterpart of a signature page of this Second Amendment shall be effective as delivery of an original executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment and the other Loan Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping
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system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 6.3    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 6.4    Reaffirmation. Each of the Loan Parties party to the Collateral Agreement and the other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Administrative Agent and the Secured Parties and reaffirms the guaranties made pursuant to the Existing Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Existing Credit Agreement and the Security Documents (as applicable) are, and shall remain, in full force and effect after giving effect to the Second Amendment, and (iv) agrees that the Secured Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the Revolving Credit Facility under the Existing Credit Agreement (as amended by this Second Amendment).
[Remainder of page intentionally left blank.]
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
SINCLAIR BROADCAST GROUP, INC., as Parent

By: /s/ Christopher Ripley
Name: Christopher S. Ripley
Title: President and Chief Executive Officer

SINCLAIR TELEVISION GROUP, INC., as Borrower

By: /s/ Christopher Ripley
Name: Christopher S. Ripley
Title: President and Chief Executive Officer

[Signature Page to Second Amendment]

WSMH, INC.
WGME, INC.
SINCLAIR MEDIA III, INC.
WSYX LICENSEE, INC.
SINCLAIR ACQUISITION VII, INC.
SINCLAIR ACQUISITION VIII, INC.
SINCLAIR ACQUISITION IX, INC.

NEW YORK TELEVISION, INC.
BIRMINGHAM (WABM-TV) LICENSEE, INC.
RALEIGH (WRDC-TV) LICENSEE, INC.
WVTV LICENSEE, INC.
SINCLAIR TELEVISION OF SEATTLE, INC.
FISHER PROPERTIES INC.
SINCLAIR TELEVISION MEDIA, INC.
FISHER MILLS INC.
SINCLAIR TELEVISION OF WASHINGTON, INC.
PERPETUAL CORPORATION
HARRISBURG TELEVISION, INC.
THE TENNIS CHANNEL HOLDINGS, INC.
THE TENNIS CHANNEL, INC.
SINCLAIR MEDIA VI, INC.

SINCLAIR PROPERTIES, LLC
By: Sinclair Communications, LLC, Sole Member
By: Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

KBSI LICENSEE L.P.
WMMP LICENSEE L.P.
By: Sinclair Properties, LLC, General Partner
By: Sinclair Communications, LLC, Sole Member of Sinclair Properties, LLC
By: Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

WKEF LICENSEE L.P.
By: Sinclair Communications, LLC, General Partner
By: Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

WGME LICENSEE, LLC
By:    WGME, Inc., Sole Member
[Signature Page to Second Amendment]

WICD LICENSEE, LLC
WICS LICENSEE, LLC

SINCLAIR TELEVISION OF ILLINOIS, LLC
By: Illinois Television, LLC, Member
By: Sinclair Communications LLC, Sole Member of Illinois Television, LLC
By: Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

WSMH LICENSEE, LLC
By:    WSMH, Inc., Sole Member

KLGT LICENSEE, LLC
By: WUCW, LLC, Sole Member
By: Sinclair Communications, LLC, Sole Member of WUCW, LLC
By: Sinclair Television Group, Inc., Sole Member of
Sinclair Communications, LLC

WCGV LICENSEE, LLC
By: Milwaukee Television, LLC, Sole Member
By: Sinclair Communications, LLC, Sole Member of Milwaukee Television, LLC
By: Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

KOKH LICENSEE, LLC
By: KOKH, LLC, Sole Member
By: Sinclair Communications, LLC, Sole Member of KOKH, LLC
By: Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

WCHS LICENSEE, LLC
WVAH LICENSEE, LLC
By:    Sinclair Media III, Inc., Sole Member

CHESAPEAKE TELEVISION LICENSEE, LLC
KABB LICENSEE, LLC
WLOS LICENSEE, LLC
SAN ANTONIO TELEVISION, LLC
KEYE LICENSEE, LLC
KUTV LICENSEE, LLC
[Signature Page to Second Amendment]

WTVX LICENSEE, LLC
WPEC LICENSEE, LLC
WWMT LICENSEE, LLC
WRGB LICENSEE, LLC
WCWN LICENSEE, LLC
KTVL LICENSEE, LLC
KFDM LICENSEE, LLC
WUCW, LLC
WWHO LICENSEE, LLC
WFGX LICENSEE, LLC
KUPN LICENSEE, LLC
WEAR LICENSEE, LLC
ILLINOIS TELEVISION, LLC
KGAN LICENSEE, LLC
KFXA LICENSEE, LLC
WUPN LICENSEE, LLC
WUTV LICENSEE, LLC
WXLV LICENSEE, LLC
WMSN LICENSEE, LLC
WUHF LICENSEE, LLC
MILWAUKEE TELEVISION, LLC
KHGI LICENSEE, LLC
WRLH LICENSEE, LLC
WRGT LICENSEE, LLC
KSAS LICENSEE, LLC
WKRC LICENSEE, LLC
WOAI LICENSEE, LLC
KFOX LICENSEE, LLC
KRXI LICENSEE, LLC
WTOV LICENSEE, LLC
WFXL LICENSEE, LLC
KVII LICENSEE, LLC
WACH LICENSEE, LLC
KGBT LICENSEE, LLC
KTVO LICENSEE, LLC
WPDE LICENSEE, LLC
KHQA LICENSEE, LLC
WSTQ LICENSEE, LLC
WPBN LICENSEE, LLC
KRCG LICENSEE, LLC
WSBT LICENSEE, LLC
WHOI LICENSEE, LLC
WNWO LICENSEE, LLC
KPTH LICENSEE, LLC
WOLF LICENSEE, LLC
[Signature Page to Second Amendment]

WGFL LICENSEE, LLC
WQMY LICENSEE, LLC
SINCLAIR TELEVISION OF EL PASO, LLC
KOCB LICENSEE, LLC
WZTV LICENSEE, LLC
WNAB LICENSEE, LLC
WTVC LICENSEE, LLC
WUXP LICENSEE, LLC
WDKY LICENSEE, LLC
KOKH, LLC
WLFL LICENSEE, LLC
WRDC, LLC
WTTO LICENSEE, LLC
WTVZ LICENSEE, LLC
WTWC LICENSEE, LLC
WGXA LICENSEE, LLC
WTGS LICENSEE, LLC
KDNL Licensee, LLC
WPGH LICENSEE, LLC
WCWB LICENSEE, LLC
KUQI LICENSEE, LLC
KJZZ LICENSEE, LLC
HARRISBURG LICENSEE, LLC
WSTR ACQUISITION, LLC

By: Sinclair Communications, LLC, Sole Member
By: Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

SINCLAIR PROGRAMMING COMPANY, LLC
SINCLAIR COMMUNICATIONS, LLC
CHESAPEAKE MEDIA I, LLC
SINCLAIR TELEVISION OF FRESNO, LLC
SINCLAIR TELEVISION OF OMAHA, LLC
SINCLAIR NETWORKS GROUP, LLC
SINCLAIR DIGITAL GROUP, LLC
ACTION TV, LLC
COMETTV, LLC
DRIVE SALES, LLC
FULL MEASURE, LLC
HUMMINGBIRD, LLC
TBD TV, LLC
HUNT VALLEY TRACKS, LLC

By: Sinclair Television Group, Inc., Sole Member
[Signature Page to Second Amendment]

WDKA LICENSEE, LLC
By: Sinclair Properties, LLC, Sole Member
By: Sinclair Communications, LLC, Sole Member of Sinclair Properties, LLC
By: Sinclair Television Group, Inc., Sole Member of Sinclair Communications, LLC

SINCLAIR BROADCASTING OF SEATTLE, LLC
SINCLAIR TELEVISION OF PORTLAND, LLC
SINCLAIR RADIO OF SEATTLE, LLC
SINCLAIR MEDIA OF BOISE, LLC
SINCLAIR TELEVISION OF OREGON, LLC
SINCLAIR MEDIA OF SEATTLE, LLC
SINCLAIR MEDIA OF WASHINGTON, LLC
SINCLAIR SEATTLE LICENSEE, LLC
SINCLAIR BAKERSFIELD LICENSEE, LLC
SINCLAIR BOISE LICENSEE, LLC
SINCLAIR YAKIMA LICENSEE, LLC
SINCLAIR LEWISTON LICENSEE, LLC
SINCLAIR PORTLAND LICENSEE, LLC
SINCLAIR EUGENE LICENSEE, LLC
SINCLAIR RADIO OF SEATTLE LICENSEE, LLC
By: Sinclair Television Media, Inc., Sole Member

SINCLAIR KENNEWICK LICENSEE, LLC
SINCLAIR La GRANDE LICENSEE, LLC
By: Sinclair Television of Washington, Inc., Sole Member

KFRE LICENSEE, LLC
KMPH LICENSEE, LLC
WJAC LICENSEE, LLC
By: Sinclair Television of Fresno, LLC, Sole Member
By: Sinclair Television Group, Inc., Sole Member of
Sinclair Television of Fresno, LLC

KPTM LICENSEE, LLC
By: Sinclair Television of Omaha, LLC, Sole Member
By: Sinclair Television Group, Inc., Sole Member of
Sinclair Television of Omaha, LLC
[Signature Page to Second Amendment]

KDBC LICENSEE, LLC
By: Sinclair Television of El Paso, LLC, Sole Member
By: Sinclair Communications, LLC, Sole Member of Sinclair Television of El Paso, LLC
By: Sinclair Television Group, Inc., Sole Member of
Sinclair Communications, LLC

SINCLAIR TELEVISION STATIONS, LLC
By:    Perpetual Corporation, Sole Member

ACC LICENSEE, LLC
KATV, LLC
KTUL, LLC
WBMA LICENSEE, LLC
WSET LICENSEE, LLC
By: Sinclair Television Stations, LLC, Sole Member
By: Perpetual Corporation, Sole Member of Sinclair
Television Stations, LLC

KATV LICENSEE, LLC
By:    KATV, LLC, Sole Member
By:    Sinclair Television Stations, LLC, Sole Member of KATV, LLC
By:    Perpetual Corporation, Sole Member of Sinclair Television Stations, LLC

KTUL LICENSEE, LLC
By:    KTUL, LLC, Sole Member
By:    Sinclair Television Stations, LLC, Sole Member of KTUL, LLC
By:    Perpetual Corporation, Sole Member of Sinclair Television Stations, LLC

WJAR LICENSEE, LLC
WLUK LICENSEE, LLC
WCWF LICENSEE, LLC
By:    Harrisburg Television, Inc., Sole Member

WEST COAST DIGITAL, LLC
SINCLAIR DIGITAL AGENCY, LLC
SINCLAIR DIGITAL NEWS, LLC
By: Sinclair Digital Group, LLC
By: Sinclair Television Group, Inc., Sole Member of Sinclair Digital Group, LLC
[Signature Page to Second Amendment]

KAME, LLC
KENV, LLC
KRNV, LLC
KRXI, LLC
KVCW, LLC
KVMY, LLC
By: Chesapeake Media I, LLC, Sole Member
By: Sinclair Television Group, Inc., Sole Member of Chesapeake Media I, LLC

SINCLAIR-CALIFORNIA LICENSEE, LLC
By: Sinclair Television of California, LLC, Sole Member
By: Sinclair Media VI, Inc., Sole Member of Sinclair Television of California, LLC

SINCLAIR TELEVISION OF CALIFORNIA, LLC
SINCLAIR TELEVISION OF MONTANA, LLC
SINCLAIR MEDIA LICENSEE, LLC
WCTI LICENSEE, LLC
SINCLAIR TELEVISION OF NEW BERN, LLC
SINCLAIR TELEVISION OF ABILENE, LLC
SINCLAIR TELEVISION OF BRISTOL, LLC
By:    Sinclair Media VI, Inc., Sole Member

KDSM, LLC
By:    Sinclair Broadcast Group, Inc., Sole Member

KDSM LICENSEE, LLC
By: KDSM, LLC, Sole Member of KDSM Licensee,
LLC
By: Sinclair Broadcast Group, Inc., Sole Member of
KDSM, LLC

By:    By: /s/ Christopher Ripley
Name: Christopher S. Ripley
Title: President and Chief Executive Officer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Collateral Agent
By: /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

[Signature Page to Second Amendment]

CHASE LINCOLN FIRST COMMERCIAL CORPORATION, as a Revolving Lender, Swingline Lender and an Issuing Bank

By: /s/ Peter B. Thauer Name: Peter B. Thauer Title: Managing Director

[Signature Page to Second Amendment]

WELLS FARGO BANK, N.A., as a Revolving Lender

By: /s/ Nicholas J Grocholski Name: Nicholas Grocholski Title: Managing Director

[Signature Page to Second Amendment]

GOLDMAN SACHS BANK USA, as a Revolving Lender

By: /s/ Thomas Manning Name: Thomas Manning Title: Vice President

[Signature Page to Second Amendment]

TRUIST BANK (AS SUCCESOR BY MERGER TO SUNTRUST BANK), as a Revolving Lender

By: /s/ Cynthia W. Burton Name: Cynthia W. Burton Title: Director

[Signature Page to Second Amendment]

FIFTH THIRD BANK, National Association, as a Revolving Lender

By: /s/ Marisa Lake Name: Marisa Lake Title: Assistant Vice President

[Signature Page to Second Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender

By: /s/ Lingzi Huang Name: Lingzi Huang Title: Authorized Signatory By: /s/ Jessica Gavarkovs Name: Jessica Gavarkovs Title: Authorized Signatory

[Signature Page to Second Amendment]

CITIBANK, N.A., as a Revolving Lender

By: /s/ Elizabeth Minnella Gonzalez Name: Elizabeth Minnella Gonzalez Title: Managing Director and Vice President

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as a Revolving Lender

By: /s/ Jonathan Tristan Name: Jonathan Tristan Title: Vice President

[Signature Page to Second Amendment]

CITIZENS BANK, N.A., as a Revolving Lender

By: /s/ Jason Hembree Name: Jason Hembree Title: Vice President

[Signature Page to Second Amendment]

ROYAL BANK OF CANADA, as a Revolving Lender

By: /s/ Alfonse Simone Name: Alfonse Simone Title: Authorized Signatory

[Signature Page to Second Amendment]

MIZUHO BANK, LTD., as a Revolving Lender

By: /s/ Tracey Rahn Name: Tracey Rahn Title: Executive Director

[Signature Page to Second Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender

By: /s/ Michael Strobel Name: Michael Strobel Title:Vice President By: /s/ Philip Tancorra Name: Philip Tancorra Title: Vice President

[Signature Page to Second Amendment]

Exhibit A
Schedule 2.14 to the Credit Agreement
    With respect to the Revolving Credit Facility, the following provisions and related definitions (including Section 2.14 set forth below, which shall apply with respect to the Revolving Credit Facility in place of the existing Section 2.14 to this Agreement) shall apply upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election (each as defined below), notwithstanding anything to the contrary herein or in any other Loan Document:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (f) of Section 2.14.
“Benchmark” means, initially, LIBO Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to LIBO Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) or clause (c) of Section 2.14.
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;
(2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;
(3) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;
provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above).
Exhibit A – Schedule 2.14

If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:
(1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:
(a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;
(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and
(2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities;
provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion (and in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such

Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides, in consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);
(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;
(3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 2.14(c); or
(4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders of each relevant Class.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available

Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Early Opt-in Election” means, if the then-current Benchmark is LIBO Rate, the occurrence of:

(1)    a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(2)    the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBO Rate and the provision by the Administrative Agent of written notice of such election to the Lenders.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBO Rate.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBO Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not LIBO Rate, the time determined by the Administrative Agent in its reasonable discretion.
“Relevant Governmental Body” means the Board of Governors or the NYFRB, or a committee officially endorsed or convened by the Board of Governors or the NYFRB, or any successor thereto.
    “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day.

    “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

    “SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.
“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.14 that is not Term SOFR.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

Section 2.14.     Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e), (f) and (g) of this Section 2.14, if prior to the commencement of any Interest Period for a Eurocurrency Borrowing:
(i)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including because the LIBO Rate is not available or published on a current basis) for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or
(ii)    the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period, then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurocurrency Borrowing then such Borrowing shall be made as an ABR Borrowing and the utilization of the LIBO Rate component in determining the Alternate Base Rate shall be suspended; provided, however, that, in each case, the Borrower may revoke any Borrowing Request that is pending when such notice is received.
(b) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each relevant Class.

(c) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice.

(d) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

    (e) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14.

    (f) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

    (g) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurodollar Borrowing of, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.